                                                                     EXHIBIT 4.3

                           [NOTIFY CORPORATION LOGO]


   NUMBER                                                            SHARES
 [        ]                                                       [          ]

COMMON STOCK                                                      COMMON STOCK

                                                         SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS
                                                       AND A STATEMENT AS TO
                                                      THE RIGHTS, PREFERENCES,
                                                     PRIVILEGES AND RESTRICTIONS
                                                              ON SHARES.


           INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

                                                              CUSIP 669956104

THIS CERTIFIES THAT


IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, .001 PAR VALUE, OF

                              NOTIFY CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of this duly authorized officers.

Dated:

   [SEAL OF NOTIFY CORPORATION INCORPORATED CALIFORNIA AUGUST 12 1994]

                        COUNTERSIGNED AND REGISTERED:

Dated:                AMERICAN STOCK TRANSFER & TRUST COMPANY

                        TRANSFER AGENT AND REGISTRAR

                            AUTHORIZED SIGNATURE

      /s/ Gerald W. Rice                             /s/ Paul F. DeFord
Secretary and Chief Financial Officer      President and Chief Executive Officer

     A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF SHARES AND UPON THE HOLDERS THEREOF AS ESTABLISHED BY THE ARTICLES OF INCORPORATION OF THE CORPORATION AND BY ANY CERTIFICATE OF DETERMINATION AND THE NUMBER OF SHARES CONSTITUTING EACH CLASS AND SERIES AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE FROM THE SECRETARY OF THE CORPORATION AT ITS CORPORATE HEADQUARTERS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common          UNIF GIFT MIN ACT -- Uniform Gifts
TEN ENT -- as tenants by the entities                         to Minors Act
JT TEM  -- as joint tenants with right   UNIF TRAN MIN ACT -- Uniform Transfers
           of survivorship and not as                         to Minors Act
           tenants in common             CUST -- Custodian

   Additional abbreviations may also be used though not in the above list.

     For Value Received, _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

    [                          ]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with fully power of substitution in the premises.

Dated _______________________________

________________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM PURSUANT TO
SEC RULE 17 AP. 15.